							   File Number:33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                              December 28, 2012

                     Pioneer Strategic Income VCT Portfolio

 Supplement to the May 1, 2012 Class I and Class II Shares Prospectuses, as in effect and as may be amended from time to time

Fund summary

The following replaces the information in the "Management" chart in the section entitled "Portfolio summary":


PORTFOLIO MANAGEMENT   Kenneth J. Taubes. Executive Vice President
                       and Chief Investment Officer, U.S. of Pioneer
                       (portfolio manager of the portfolio since 1999), Andrew Feltus, Senior Vice President of Pioneer and (portfolio manager of the portfolio since 2012) and Charles Melchreit, Vice President of Pioneer
                       (portfolio manager of the portfolio since 2012).

---------------------------------------

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by Andrew Feltus and Charles Melchreit and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the portfolio since 1999.

Mr. Feltus, a Senior Vice President, joined Pioneer in 1994 and has served as portfolio manager of the portfolio since 2012.

Mr. Melchreit, Vice President, joined Pioneer in 2006 and has served as portfolio manager of the portfolio since 2012.


                                                                  26242-00-1212
                                       (C) 2012 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC